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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 1999


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


               Delaware                                 76-0506313
    (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                 Identification No.)


                            950 Echo Lane, Suite 350
                              Houston, Texas 77024
              (Address of principal executive offices) (Zip code)

                                 (713) 467-6268
              (Registrant's telephone number including area code)



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ITEM 5. OTHER EVENTS

         On April 22, 1999, Group 1 Automotive, Inc., a Delaware corporation (the "Company"), announced its financial results for the three months ended March 31, 1999. On April 22, 1999, the Company issued a press release relating to such financial results. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

         (c) 99.1 Press Release of Group 1 Automotive, Inc., dated as of April 22, 1999, reporting on financial results.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               Group 1 Automotive, Inc.

April 28, 1999                 By: /s/ Scott L. Thompson
-------------------                --------------------------------------
Date                               Scott L. Thompson, Senior Vice President,
                                   Chief Financial Officer and Treasurer

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                               INDEX TO EXHIBIT

Exhibit
Number       Description
------       -----------
99.1         Press Release